UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

SAMSARA LUGGAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54649	26-0299456
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

135 East 57th Street, Suite 18-130

New York, New York

(Address of principal executive offices and Zip Code)

(877) 421-1574

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On January 3, 2024, Ilustrato Pictures International Inc. (“Ilustrato”). acquired a convertible note from YAII PN, LTD with outstanding principal and accrued interest of $600,684.93. On the January 5, 2024, Ilustrato converted the note into 150,753,425 shares of common stock in the Company pursuant to the terms of said note. As a result of such conversion, Ilustrato acquired control of 91.5% of the outstanding shares in the Company as of January 5, 2024.

In connection with the acquisition of the note and subsequent conversion to shares of common stock, the current officers and directors, Mrs. Atara Dzikowski and David Dahan resigned from all their positions with the Company. Mr. Nicolas Link was appointed as the Company's Chairman of the Board and Mr. John-Paul Backwell was appointed as the Company's Chief Executive Officer and Director.

There are no further arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 5.01 above is incorporated herein by reference into this Item 5.02.

On January 8, 2024, the Board appointed John-Paul Backwell as our newly appointed Chief Executive Officer and Director.

Mr. John-Paul Backwell, Chief Executive Officer and Director, 43, has more than 23 years of experience in the development and leadership of global teams, predominantly in the fields of Manufacturing and Technology.

From 2000 through 2014, Mr. Backwell held several Sales Manager and Regional Sales Director roles before taking on the role of Global Sales Director of FireBug Group, a company focused on developing, manufacturing, and distributing firefighting products across the globe, from 2014 through to 2019. From 2019 until mid-2021, he was a Non-Executive Director of ConnectNow, a Software-as-a-Service technology company, and Managing Director of Detego Global, a British Company that develops digital forensics, case management and endpoint monitoring solutions for military, law enforcement and corporate customers around the world.

Mr. Backwell currently serves as a Non-Executive Director of FB Fire Technologies Ltd (FireBug). From 2021 to present, Mr. Backwell was Managing Director of Ilustrato Pictures International, Inc. From 2022 to present, Mr. Backwell was Chief Executive Officer of Quality Industrial Corp. He is also a Director of Emergency Response Technologies Inc, a public safety mergers and acquisitions company. He has a Bachelor of Arts degree in English Language and Literature/Letters from Stellenbosch University.

Aside from that provided above, Mr. Backwell does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There were no arrangements or understandings between Mr. Backwell and any other persons pursuant to which he was selected as Chief Executive Officer and Director.

There are no family relationships between Mr. Backwell and any of our directors or executive officers.

On January 8, 2024, the Board appointed Nicolas Link as our newly appointed Chairperson and Director.

Mr. Nicolas Link, Executive Chairman, 43, combines over 20 years of experience in the manufacturing and technology industries holding several senior management positions, including Founder, CEO, Strategic Advisor and Chairman positions. From 2003 until 2011, Mr. Link was Founder and CEO of Jewel Saffire Products Ltd, a company developing and integrating water mist technologies into firefighting solution. Since 2014, Mr. Link has served as the CEO of Firebug Group, a company focused on developing, manufacturing, and distributing firefighting products across the globe. Since 2014, he has also served as CEO of FB Fire Technologies Ltd (Firebug), an acquisition company. In 2020, Mr. Link became a Strategic Advisor for Ilustrato Pictures International Inc, “ILUS” and since 2021, Mr. Link has been the Chief Executive Officer, and Chairman of the Board of Directors, leading the company’s strategic and synergetic mergers and acquisitions initiatives. On May 28, 2022, ILUS acquired the majority of Quality Industrial Corp. “QIND”, where Mr. Link where Mr. Link, became the Chairman of the board of directors. On December 7, 2022, Mr. Link was appointed as CEO and Chairman of the Board of Directors for CGrowth Capital Inc, “CGRA” an innovation and growth orientated company focused on the acquisition and consolidation of disruptive technology and product businesses in the sports industry. He resigned as CEO on May 15, 2023. Mr. Link also currently holds the position as Chairman of the Board of Directors at Dear Cashmere Holding Co “DRCR”., a company in the gambling and betting sector. Mr. Link holds a Marketing Diploma from Damelin College, South Africa.

Aside from that provided above, Mr. Link does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There were no arrangements or understandings between Mr. Link and any other persons pursuant to which he was selected as Director.

There are no family relationships between Mr. Link and any of our executive officers.

Our newly appointed officer and directors have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have a written employment agreement or other formal compensation agreements. Compensation arrangements with our officers and director are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samsara Luggage, Inc.

/s/ John-Paul Backwell
John-Paul Backwell
Director & CEO
Date: January 9, 2024

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